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                                                                   EXHIBIT 10.34

                             FIRST AMENDMENT TO THE
                              AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF

                               BOSTON WEST, L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

         THIS FIRST AMENDMENT TO THE OPERATING AGREEMENT ("Amendment"), of BOSTON WEST, L.L.C., a Delaware limited liability company ("Company"), is made effective May 15, 1995 ("Effective Date"), and is entered into by and among all of the members of the Company whose names are reflected on the signature pages hereof (the "Members").

         1.0 RECITALS.

                  1.1 CKE RESTAURANTS, INC. and BOSTON PACIFIC, INC. formed the Company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ss. 18-10, et. seq.) ("the Act"), as amended from time to time by entering into a Limited Liability Company Agreement on March 29, 1995 ("Original Agreement"), and filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware on March 29, 1995.

                  1.2 On April 16, 1996, the Members executed the Amended and Restated Limited Liability Company Agreement ("Amended Agreement"), to amend and restate the Original Agreement in its entirety.

                  1.3 The Members desire to modify the initial capital contribution to purchase the Class A Units of the Company and make other changes to the Amended Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, it is agreed as follows:

         2.0 DEFINITIONS. Any undefined capitalized terms herein shall have the same meaning as those set forth in the Amended Agreement.

         3.0 AMENDMENTS. The following sections of the Amended Agreement are amended to read as follows:

                  3.1 Section 2.2 [Intentionally Omitted] is replaced with the following language:

                          "2.2 Total Capital Contributions. The Company shall be authorized to issue a total of 9,851,744 of the Class A Units (5,543,478 of which shall be reserved for issuance to BCI in the event it




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                           exercises all or any portion of its Conversion Right,
                           3,300,067 of which shall be reserved for issuance to Class B Members in the event they convert the Class B Units into Class A Units pursuant to Section 2.4 hereinbelow, and 696,197 of which shall be reserved for issuance pursuant to the Plan defined below) and 37,951 Class B Units (15,000 reserved for issuance to the Class B Members pursuant to Section 2.3 hereinbelow) at a price and upon such terms as the Managers determine without the issuance of the class
                           A or Class B Units being construed as a
                           recapitalization or reorganization of the Company.

                  3.2 The first sentence in Section 4.5 Tax Matters partner is amended to read as follows:

                           "The 'tax matters partner' (as such term is defined in Section 6231(a)(7) of the Code) of the Company shall be Boston Pacific, Inc., a California corporation, or any other Member selected by a majority of the Members to succeed it or any of its successors, who shall be subject to the control of the Management Committee."

                  3.3 Section 5.3 Voting by Members shall be amended to read as follows:


                           "Only the Class A Members shall have the right to vote, except as otherwise provided by law; provided that in the event of the Company is in arrears in distributions to be made pursuant to Section 3.6 by one year (two distributions), the Class B Members, voting as a class, shall be entitled to elect one of the Managers of the Company. This right shall be in addition to any other voting rights. Each class A Member shall have one vote for each class A Unit held by such Member.

                  3.4 Section 6.6 (c) Appointment of Managers shall be added as follows:


                           "(c) Not withstanding anything to the contrary contained in this Agreement, until the earlier of (I) conversion of the Class B Units into Class A Units, or (ii) BCI exercises its Conversion Right, Boston




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                           Pacific, Inc., a California corporation, shall be
                           able to elect one Manager and not participate in the election of the remaining five (5) Managers."

                  3.5 Section 9.1 (b)(iv) Transfer of Interests shall be amended to read as follows:

                           "(iv) such Transfer shall not impose liability or reporting obligations on the Company or any Member thereof in any jurisdiction, whether domestic or foreign, or result in the Company or any Member thereof becoming subject to the jurisdiction of any court or government entity anywhere other than Delaware."

                  3.6 Section 9.1 (d) Transfer of Interests shall be added as follows:


                           "Notwithstanding any other provision of this Section 9.1, and subject to BCI's approval, any Member may transfer all or any portion of such Member's Interest to any other Member.

                  3.7 Schedule 1, Class A Members shall be amended to read as follows:

                                   "Schedule 1

                                 CLASS A MEMBERS

                                                                       Units
                                                                       -----

                  Boston Pacific, Inc.                                  62,000

                  CKE Restaurants, Inc.                                      2

                  Authorized Unissued Units                          9,789,742
                                                                     ---------

                    Total Authorized Units                           9,851,744"
                                                                     =========



                  3.8 Schedule 2, Class B Members shall be amended to read as follows:




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                                   "Schedule 2

                                 CLASS B MEMBERS

                                                                        Units
                                                                        -----

                  Boston Pacific, Inc.                                  22,951

                  Authorized Unissued Units                             15,000
                                                                        ------

                    Total Authorized Units                              37,951"
                                                                        ======




                  3.9 Schedule 3, Initial Capital Contributions shall be amended to read as follows:

                                   "Schedule 3

                          INITIAL CAPITAL CONTRIBUTIONS

                  CKE Restaurants, Inc.         $          20.00   (2 Class A Units)

                  Boston Pacific, Inc.                 20,000.00   (20,000 Class A Units)
                                                   22,951,000.00   (22,951 Class B Units)
                                                   -------------
                                                $  23,571,000.00   (Class A and Class B Units)




         4.0 RATIFICATION. In all other respects, the Amended Agreement is ratified and confirmed in its entirety.

         5.0 COOPERATION. The Members agree to cooperate with the Managers in connection with any of the matters set forth in this Amendment, including executing any documents as may reasonably be requested for the purpose of giving effect to, evidencing, or giving notice of the items set forth in this Amendment.

         6.0 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         7.0 COUNTERPARTS. Any number of counterparts of this Amendment may be executed. Each counterpart will be deemed to be an original instrument, and all counterparts taken together will constitute one agreement.

         8.0 GOVERNING LAW. This Amendment will be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that state.



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         IN WITNESS WHEREOF, the parties hereto have subscribed to this
Amendment as of the Effective Date.

                                            MEMBERS

                                            CLASS A MEMBERS:

                                            BOSTON PACIFIC, INC.,
                                            a California corporation

                                            By:  /s/  Robin D. Downing
                                                 ------------------------------
                                                 ROBIN DOWNING
                                            Its: Chief Financial Officer

                                            CKE RESTAURANTS, INC.,
                                            a California corporation

                                            By:  /s/  Joseph N. Stein
                                                 ------------------------------
                                                 JOSEPH STEIN
                                            Its: Chief Financial Officer

                                            CLASS B MEMBERS:

                                            BOSTON PACIFIC, INC.,
                                            a California corporation

                                            By:  /s/  Robin D. Downing
                                                 ------------------------------
                                                 ROBIN DOWNING
                                            Its: Chief Financial Officer




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